                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              THE ERNST WORLD FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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
                                THE ERNST WORLD FUNDS

                        THE ERNST GLOBAL ASSET ALLOCATION FUND
                                 THE ERNST ASIA FUND
                           THE ERNST GLOBAL RESOURCES FUND

                                  3435 STELZER ROAD
                                 COLUMBUS, OHIO 43219


Dear Shareholder:

    The enclosed Notice of Special Meeting and Proxy Statement relate to a special meeting of shareholders of the three portfolios of The Ernst World Funds
- The Ernst Global Asset Allocation Fund ("Allocation Fund"), The Ernst Asia Fund ("Asia Fund") and The Ernst Global Resources Fund ("Resources Fund") (collectively, "Funds").

    The purpose of the Meeting is to act on certain matters that must be approved by shareholders of the Funds arising out of an approaching merger between the Funds' investment adviser, Ernst & Company ("Ernst"), and Investec Group, a South African investment banking group. Under applicable law, the merger will cause an automatic termination of the Funds' investment advisory contract with the sub-investment advisers to each of the Funds. Thus, shareholders are being asked to approve a new investment advisory agreement with Ernst and new sub-investment advisory agreements with each of the sub-investment advisers that are substantially identical to the current agreements, except for the date and term and certain updating changes. The merger is not expected to cause any change in the operations of Ernst or in its services to the Funds.
The merger does not affect the sub-investment advisers and their services to the Funds will be the same under the proposed new sub-investment advisory agreements as they are under the current agreements. The Trustees have reviewed the proposed merger and have approved the proposed new agreements but the agreements must be approved by shareholders before they can become effective.

YOUR VOTE IS IMPORTANT

    We urge you to read the enclosed Proxy Statement and to vote now by completing, signing and returning the enclosed proxy ballot form in the prepaid envelope.

                                       Sincerely,


                                       Walter B. Grimm
                                       PRESIDENT

                                THE ERNST WORLD FUNDS

                        THE ERNST GLOBAL ASSET ALLOCATION FUND
                                 THE ERNST ASIA FUND
                           THE ERNST GLOBAL RESOURCES FUND

                                  3435 STELZER ROAD
                                 COLUMBUS, OHIO 43219

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JANUARY 14, 1998


    Notice is hereby given that a special meeting of shareholders ("Meeting") of the three portfolios of The Ernst World Funds - The Ernst Global Asset Allocation Fund ("Allocation Fund"), The Ernst Asia Fund ("Asia Fund") and The Ernst Global Resources Fund ("Resources Fund") (collectively, "Funds") -- will be held January 14, 1998 at the offices of the Funds' administrator, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The Funds are portfolios of The Coventry Group ("Coventry"), a registered investment company. The Meeting is being held for the following purposes:

1. To approve a new Investment Advisory Agreement between Coventry and Ernst & Company ("Ernst") on behalf of each of the Funds, with terms substantially identical to the terms of the present Investment Advisory Agreement, except for the date and the term and certain updating changes (to be voted on separately by shareholders of each Fund.)

2a. To approve a new Sub-Investment Advisory Agreement between Ernst and
    Koeneman Capital Management Pte Ltd., with respect to Asia Fund (to be voted on by shareholders of Asia Fund only.)

2b. To approve a new Sub-Investment Advisory Agreement between Ernst and
    National Mutual Funds Management (Global) Ltd., with respect to Resources Fund (to be voted on by shareholders of Resources Fund only.)

2c. To approve a new Sub-Investment Advisory Agreement between Ernst and
    National Mutual Funds Management (Global) Ltd., with respect to Allocation Fund (to be voted on by shareholders of Allocation Fund only.)

3. To transact such other business as may properly come before the Meeting, including any adjournment thereof.

    The Board of Trustees of Coventry has fixed the close of business on December 5, 1997 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, including any adjournment thereof.

                             By Order of the Board of Trustees


                             George L. Stevens
                             SECRETARY

                                THE ERNST WORLD FUNDS

                        THE ERNST GLOBAL ASSET ALLOCATION FUND
                                 THE ERNST ASIA FUND
                           THE ERNST GLOBAL RESOURCES FUND

                                  3435 STELZER ROAD
                                 COLUMBUS, OHIO 43219

                                   PROXY STATEMENT

    This Proxy Statement provides information concerning matters indicated in the preceding Notice that will be presented for action at a special meeting ("Meeting") of shareholders of the three portfolios of The Ernst World Funds-The Ernst Global Asset Allocation Fund ("Allocation Fund"), The Ernst Asia Fund ("Asia Fund") and The Ernst Global Resources Fund ("Resources Fund") (collectively, "Funds") to be held January 14, 1998 at 9:00 a.m., or on such date(s) and times to which the Meeting is adjourned, at the offices of the Funds' administrator, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The Funds are portfolios of The Coventry Group ("Coventry"), a registered investment company. THE FUNDS' ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS, FOR ITS FISCAL YEAR ENDED MARCH 31, 1997, AND ITS SEMIANNUAL REPORT, INCLUDING UNAUDITED FINANCIAL STATEMENTS, FOR THE PERIOD ENDED SEPTEMBER 30, 1997 ARE AVAILABLE UPON REQUEST WITHOUT CHARGE FROM THE ERNST WORLD FUNDS, 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING 1-800-672-4797. The approximate date of mailing of this Proxy Statement is December 19, 1997.

    The matters to be voted on at the Meeting arise because of the impending acquisition ("Acquisition") of Ernst & Company ("Ernst"), the Funds' investment adviser, by Investec Group ("Investec"), a South African investment banking firm. The Acquisition, which requires regulatory approval in both the United States and South Africa, is expected to be effected in January, 1998. The Acquisition will cause an immediate termination of the Funds' Investment Advisory Agreement with Ernst and of the Sub-Investment Advisory Agreements between Ernst and each of the Fund's sub-investment advisers, as described more fully herein. Shareholders will therefore be asked to vote on a new Investment Advisory Agreement with Ernst and new Sub-Investment Advisory Agreements with the current sub-investment advisers of each of the Funds. (The Investment Advisory Agreement and the Sub-Investment Advisory Agreements are herein after collectively referred to as "Agreements.") The following table describes each Proposal that will be presented at the Meeting and indicates on which Proposals shareholders of each Fund will be asked to vote.


PROPOSAL                                     WHO WILL VOTE
Proposal 1.  Approval of a new Investment    shareholders of each Fund, voting
Advisory Agreement between The Coventry      separately

Group and Ernst & Company
on behalf of the Funds

Proposal 2a.  Approval of a new Sub-         Asia Fund shareholders only
Investment Advisory Agreement between
Ernst & Company and Koeneman Capital
Management Pte Ltd. with respect to
Ernst Asia Fund

Proposal 2b.  Approval of a new Sub-         Resources Fund shareholders only
Investment Advisory Agreement between
Ernst & Company and National Mutual
Funds Management (Global) Ltd. with
respect to Ernst Global Resources Fund


Proposal 2c.  Approval of a New Sub-         Allocation Fund shareholders only
Investment Advisory Agreement between
Ernst & Company and National Mutual
Funds Management (Global) Ltd. with
respect to Ernst Global Asset
Allocation Fund


VOTING

    Shareholders of record for each Fund as of the close of business on December 5, 1997 ("Record Date") are entitled to vote at the Meeting and at any adjournment thereof on matters submitted to shareholders of that Fund. Shareholders have one vote for each share held in a Fund, and a fractional vote for each fraction of a share held in that Fund, on each matter submitted to shareholders of the Fund. The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of a Fund constitutes a quorum, permitting action on matters related to that Fund. On the Record Date, the following numbers of shares were outstanding for each Fund:


NAME OF FUND                              SHARES OUTSTANDING
Ernst Asia Fund                             601,764.632
Ernst Global Resources Fund               1,050,198.692
Ernst Global Asset Allocation Fund          596,669.839

    Approval of each Proposal requires the affirmative vote, as to each affected Fund, of a majority of the outstanding voting securities of that Fund. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of a Fund means the vote of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund, whichever is less.

    All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of each of the proposals. Any proxy may be revoked by the timely submission of a properly executed subsequent proxy, by a timely written revocation, or by an oral revocation or vote at the Meeting prior to the finalization of the vote on a particular proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person. Due to applicable legal requirements that the proposals presented in this Proxy Statement must be approved by specified percentages of a Fund's outstanding shares in order to be adopted, an abstention by a shareholder from voting on a particular proposal, either by proxy or in person at the Meeting, will have the same effect as a negative vote as to that matter. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to attend the Meeting and vote the shares, or if the record owner has, and exercises, discretionary voting power. If the record owner does not have discretionary voting power as to a particular proposal, but grants a proxy for, or votes, the shares, those shares will be counted toward the quorum but will have the effect of a negative vote as to that proposal.

    All costs associated with the Meeting, including the expenses of preparing, printing and distributing the Proxy Statement, and legal expenses, will be borne by Ernst.

    The Board of Trustees may seek one or more adjournments of the Meeting if necessary to obtain a quorum or to obtain the vote required for approval of one or more proposals. A vote may be taken at the Meeting, including any adjournment, on any proposal for which there are sufficient votes even though the Meeting is adjourned as to other proposals.

THE ACQUISTION

    Ernst and Investec publicly announced on November 12, 1997 that they had entered into a definitive agreement of merger pursuant to which Ernst would be acquired by Investec. The Acquisition is expected to be effected by the end of January, 1998. The Acquisition is not expected to change the operations of Ernst and material personnel changes are not anticipated. Therefore, the Acquisition is expected to have no immediate effect on the Funds or the services provided by Ernst to the Funds. Over the longer term, the effects of the Acquisition may be to enhance the resources that Ernst can make available to its clients, through the asset management, international securities research and other financial services available from Investec.

INVESTEC

    Investec, organized in 1974, is the leading investment banking group in South Africa and is the fifth largest capitalized banking group in sub-Saharan Africa. Investec is one of the top 20 companies listed on the Johannesburg Stock Exchange and is rated among the top 400 banks in the world. It is South Africa's leading specialist investment and private banking group. In its financial year ended March 31, 1997, Investec recorded attributable earnings of US$80 million, with assets of US$13.4 billion and total assets under management of US$29.3 billion. Investec's international operations include Investec Bank
(UK) Limited, Clive Securities Group, Investec Bank (Jersey) Limited, Carr Sheppards (a stockbroking and private client portfolio management firm) and Investec Bank Australia. Investec also controls Israel, General Bank Limited, and recently acquired Banque Privee Edmond de Rothschild (Ocean Indean Ltee) in Mauritius. It also owns 10% of the Netherlands financial services firm, Insinger Group.

    Investec's acquisition of Ernst will be Investec's first major entry into the U.S. financial markets and will enable Investec to offer a U.S. presence in connection with its international securities trading and distribution services to South African and international clients.

ERNST

    Ernst, the Funds' investment adviser, is (and will continue to be after the Acquisition) located at One Battery Park Plaza, New York, New York 10004. Ernst is a registered broker-dealer and is registered with the Securities and Exchange Commission as an investment adviser. Ernst currently manages assets of about $52 million in addition to the Funds. Ernst is a member of the New York Stock Exchange and of each other major U.S. stock exchange and provides broker-dealer services to institutions and, through its correspondent broker-dealer firms, to individual clients. These business activities of Ernst will continue after the Acquisition.

THE SUB-INVESTMENT ADVISERS

    National Mutual Funds Management (Global), Ltd. ("NMFM"), 447 Collins Street, Melbourne, Australia 3000, serves as sub-investment adviser to Allocation Fund and Resources Fund. NMFM is a subsidiary of National Mutual Life of Australia Ltd., one of the world's largest insurance companies. Through its parent company, NMFM has managed assets for 126 years, NMFM and its affiliated companies now manage over $20.4 billion in assets. NMFM has access to global money management resources through affiliates in Japan, Hong Kong, New Zealand and the United States.

    NMFM is wholly owned by National Mutual Holdings Limited, 447 Collins Street, Melbourne, Australia 3000, which in turn is 51% owned by AXA UAP., one of the world's largest insurance companies.

    A wholly owned subsidiary of NMFM is the beneficial owner of 18.56% of the total outstanding shares of Koeneman Capital Management, Pte, Ltd, sub-investment adviser to Asia Fund (see below).

    Koeneman Capital Management Pte Ltd, ("KCM"), 6 Raffles Quay #13-01/07, John Hancock Tower, Singapore 048580, serves as sub-investment adviser to Asia Fund. KCM began operating as an institutional investment management company in 1989 and specializes in managing international equities and currencies for a variety of financial institutions, sovereign investors and endowment funds in Australia, Singapore and the United States. KCM is registered as an investment adviser with both the U.S. Securities and Exchange Commission and the Monetary Authority of Singapore. KCM currently has approximately $250 million in assets under management.

    In addition to ownership interests of NMFM and of certain directors of KCM (see "Other Information," below), the following own 10% or more of the outstanding voting securities of KCM: BNB Holdings (Pty) Ltd. (12.5%) 525 Collins Street, Melbourne, Australia 3000 and Geoffrey Wong (10.0%) 46 Duchess Walk, Singapore 268953.

EVALUATION BY THE BOARD OF TRUSTEES

    At a meeting held December 3, 1997, the Board of Trustees reviewed information presented to them regarding the proposed merger and about Investec. They considered the implications of the merger for Ernst and the Funds. Information reviewed by the Trustees also included information about Ernst and each of the Sub-Advisers, information regarding fees paid to Ernst and the Sub-Advisers and about reimbursements of those fees and information comparing the Funds' fees and expenses to those of comparable funds. The Trustees received assurances that the merger would not cause any change in the nature or quality of services provided by Ernst to the Funds and that there would be no change in the rate of fees to be paid to Ernst for those services. There also would be no change in any of the sub-investment advisory arrangements for the Funds. The Trustees noted that the merger could make available a wider range of capabilities and resources to Ernst and to its clients which could ultimately benefit the Funds.

    The Trustees were advised that Investec and Ernst would rely on Section 15(f) under the Investment Company Act of 1940 ("1940 Act"), which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any affiliated person (as defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. As applicable to the Funds, these conditions are as follows. First, for a period of three years after the Acquisition, at least 75% of the Trustees must be persons who are not "interested persons" of Ernst, either before or after the Acquisition. In this regard, the Trustees noted that none of the Trustees is, or will be after the

Acquisition, "interested persons" of Ernst. The second condition requires that, for a period of two years after the Acquisition, there must not be imposed upon the Funds any "unfair burden" as a result of the Acquisition or any express or implied terms, conditions or understandings related to the Acquisition. An "unfair burden" would include any arrangement whereby Ernst, or any interested person of Ernst, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of, the Funds (other than bona fide ordinary compensation as principal underwriter for the Funds). The Trustees concluded, based on their review of the information presented at the meeting, including the terms of the proposed Investment Advisory Agreement and Sub-Investment Advisory Agreements, that no special compensation arrangements were contemplated that would impose new burdens on the Funds. They also noted that Ernst would bear the expenses related to obtaining shareholder approval for the proposed new Agreements and that no costs regarding the Acquisition would be imposed on the Funds.

    The Trustees reviewed the qualifications of Ernst, KCM and NMFM, and considered the nature and quality of services that had been, and would continue to be, provided to the Funds by each of these firms pursuant to the Agreements. They considered information regarding the Funds' performance relative to the performance of other comparable funds and market indices. They considered the rates of compensation payable under the new Agreements and other benefits that might flow to Ernst, KCM and NMFM as a result of their relationships with the Funds. They considered the fees and expenses of the Funds relative to those of other funds for comparable services. The Trustees noted that the terms of the Agreements would not change, except for the date and term and certain updating changes, and concluded that the terms of all the Agreements continued to be fair and reasonable.

    In determining to approve the new Agreements, the Trustees placed particular weight on the desirability of maintaining continuity of service, and of quality of service, for the Funds and on the fact that there would be no change in the operative terms of the new Agreements or in the entities providing investment advisory and sub-investment advisory services to the Funds. The Trustees, including the non-interested Trustees, therefore unanimously approved the new Agreements, to take effect upon the effectiveness of the Acquisition, subject to shareholder approval. They also determined to recommend that shareholders vote to approve the new Agreements.

                                      PROPOSAL 1

                    APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT


    The proposed Investment Advisory Agreement between Coventry and Ernst with respect to the Funds is substantially identical to the current Investment Advisory Agreement, except for the date and term and the elimination of references to state expense limitation rules, which are no longer applicable to the Funds. A copy of the proposed Investment Advisory Agreement is attached as Exhibit A hereto, and references in the following discussion to that agreement are qualified in their entirety by reference to Exhibit A. (The current and proposed Investment Advisory Agreements are referred to in the following discussion as "Advisory Agreements".)

    The Advisory Agreements provide that, subject to the supervision of the Trustees, Ernst will provide a continuous investment program for the Funds in accordance with the investment objectives, policies and restrictions of each Fund and applicable resolutions of the Trustees. Subject to required approval by the Trustees and shareholders, Ernst is also permitted to retain subadvisers to provide certain services contemplated by the Advisory Agreements. (See Proposals 2a, 2b and 2c, below.) The appointment of a subadviser does not relieve Ernst of its obligations under the Advisory Agreements and Ernst has certain responsibilities for the acts of any subadvisers and for assuring that subadvisers have the legal authority to provide subadvisory services without violating applicable law and regulations. The Advisory Agreements acknowledge that Ernst may provide similar services to others so long as such provision does not impair its services under the Advisory Agreements.

    The Advisory Agreements provide that Ernst will place orders with the issuer or broker-dealers for the Funds' securities transactions, and in selecting broker-dealers, will attempt to obtain prompt and effective execution at the most favorable price. Consistent with this standard, broker-dealers may be selected who provide research and other services to Ernst. Ernst also agrees to maintain the Funds' books and records.

    Ernst agrees to pay all expenses in connection with its activities pursuant to the Advisory Agreements, except for the cost of securities and transactions costs for the Funds. As compensation for its services and expenses assumed under the Advisory Agreements, Ernst receives fees at the following annual rates based on the average daily net assets of the Funds: Asia Fund, 1.00%; Resources Fund, 1.00%; Allocation Fund, 1.10%. (Fee rates are also provided for two series that have never become active and for which no fees have been paid.
Ernst pays the fees to the Sub-Advisers under the Sub-Investment Advisory Agreements. See Proposals 2a, 2b and 2c.) The current Advisory Agreement also contains provisions obligating Ernst to reimburse the Funds for a portion of Fund expenses that are in excess of applicable expense limitations imposed by a state. This provision is eliminated from the proposed Advisory

Agreement because such state expense limitations are no longer applicable to the Funds (or, generally, to any registered investment company.)

    The Advisory Agreements limit the liability of Ernst for errors of judgment or mistakes of law or losses suffered by the Funds to cases in which the loss results from a breach of fiduciary duty with respect to receipt of compensation for services or from Ernst's willful misfeasance, bad faith or gross negligence in the performance of its duties, or from Ernst's reckless disregard of its duties, under the Advisory Agreements. The Advisory Agreements also provide that the Trustees, shareholders and representatives of the Trust shall not have personal liability for the obligations of Coventry, which bind only the assets of particular series of Coventry.

    The Advisory Agreements apply to specified series of Coventry in existence on the date of the Advisory Agreement or subsequently added. After an initial two-year term, the Advisory Agreements continue with respect to each Fund provided they are approved at least annually by a majority of the Funds' disinterested Trustees and by either a majority of the full Board of Trustees or a majority of the particular Fund's outstanding shares (as defined in the 1940
Act). The Advisory Agreements may be terminated as to a particular Fund at any time without penalty on sixty days' written notice by vote of the Trustees or a majority of the Fund's shares, or by Ernst. Each Advisory Agreement will terminate immediately in the event of its assignment.

    The current Advisory Agreement was approved by the Trustees as to Asia Fund and Resources Fund on October 27, 1995, and as to Allocation Fund, on February 5, 1996. It was approved by the sole shareholders of Asia Fund and Resources Fund on August 17, 1995 and by the sole shareholder of Allocation Fund on November 16, 1995. The current Advisory Agreement was last reapproved by the Trustees with respect to Asia Fund and Resources Fund at a meeting held February 28, 1997, and with respect to Allocation Fund, at a meeting held November 13, 1997. The following table indicates, for the fiscal year ended March 31, 1997, fees earned by Ernst for each Fund and the amounts of these fees that were waived or assumed by Ernst pursuant to a voluntary agreement by Ernst to limit the Funds' operating expenses:



 FUND                      FEES EARNED                FEES WAIVED/ASSUMED
 Asia Fund                 $60,569                    $14,717
 Resources Fund            $102,553                   $26,057
 Allocation Fund (1)       $43,877                    $0


--------------------------
(1) Commencement of operations, July 2, 1996.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR PROPOSAL 1.

                               PROPOSALS 2a, 2b AND 2c

                  APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENTS

PROPOSAL 2a: APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN ERNST AND KOENEMAN CAPITAL MANAGEMENT PTE LTD., WITH RESPECT TO ASIA FUND

PROPOSAL 2b: APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN ERNST AND NATIONAL MUTUAL FUNDS MANAGEMENT (GLOBAL), LTD., WITH RESPECT TO RESOURCES FUND

PROPOSAL 2c: APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN ERNST AND NATIONAL MUTUAL FUNDS MANAGEMENT (GLOBAL), LTD., WITH RESPECT TO ALLOCATION FUND

    Pursuant to authority under the current Advisory Agreement, Ernst has entered into the following Sub-Advisory Agreements with respect to each of the Funds: with KCM (dated October 27, 1995) with respect to Asia Fund; with NMFM (dated October 27, 1997) with respect to Resources Fund; and with NMFM (dated February 5, 1996) with respect to Allocation Fund. Each of the proposed Sub-Investment Advisory Agreements is substantially identical to the respective current Sub-Investment Advisory Agreement, except for the date and term. and, except as otherwise indicated below, each of the current and proposed Sub-Investment Advisory Agreements ("Sub-Investment Advisory Agreements) is similar to the others. A copy of the forms of the proposed Sub-Investment Advisory Agreement are attached as Exhibits B, C and D hereto, and references in the following discussion to the proposed Sub-Investment Advisory Agreements are qualified in their entirety by reference to Exhibits B, C and D, as applicable. (KCM and NMFM are referred to herein as "Sub-Advisers.")

    Each Sub-Adviser is subject to the supervision of Ernst and the Trustees. Each Sub-Investment Advisory Agreement provides that each Sub-Adviser will provide a continuous investment program for the respective Fund in accordance with the investment objectives, policies and restrictions of that Fund and resolutions of the Trustees. Each Sub-Investment Advisory Agreement acknowledges that the respective Sub-Adviser may provide similar services to others so long as such provision does not impair its services under the Sub-Investment Advisory Agreement.

    Each Sub-Investment Advisory Agreement provides that the Sub-Adviser will place orders with the issuer or broker-dealers for the Funds' securities transactions, and in selecting broker-dealers, will attempt to obtain prompt and effective execution at the most favorable price. Consistent with this standard, broker-dealers may be selected who provide research and other services to the Sub-Adviser. Each Sub-Adviser also agrees to maintain the respective Fund's books and records.

    The Sub-Investment Advisory Agreement with KCM with respect to Asia Fund contains additional provisions regarding confidentiality of certain information, the use of Mitsubishi Global Custody, and the applicability to Fund transactions of the rules of markets and exchanges on which Fund transactions are effected. This agreement also provides that if Ernst instructs KCM regarding Fund transactions, KCM shall have no responsibility for acting in accordance with those instructions.

    Each Sub-Adviser agrees to pay all expenses in connection with its activities pursuant to the respective Sub-Investment Advisory Agreement, except for the cost of securities and commodities and related transactions costs for the particular Fund. As compensation for its services and expenses assumed under the respective Sub-Investment Advisory Agreement, each Sub-Adviser receives fees from Ernst at the following annual rates based on the average daily net assets of the respective Fund: Asia Fund's fees to KCM, 0.60%; Resources Fund's fees to NMFM, 0.60%; Allocation Fund's fees to NMFM, 0.70%.

    The Advisory Agreements limit the liability of Ernst for errors of judgment or mistakes of law or losses suffered by the Funds to cases in which the loss results from a breach of fiduciary duty with respect to receipt of compensation for services or from Ernst's willful misfeasance, bad faith or gross negligence in the performance of its duties, or from Ernst's reckless disregard of its duties, under the Advisory Agreements. (The Sub-Investment Advisory Agreements with NMFM acknowledge that these limitations do not waive or limit rights that Coventry, the particular Fund or the Adviser may have under laws that may impose liability on persons who act in good faith.) The Sub-Investment Advisory Agreements also provide that the Trustees, shareholders and representatives of the Trust shall not have personal liability for the obligations of Coventry, which bind only the assets of the particular series of Coventry.

    Each of the Sub-Investment Advisory Agreements provides that the assets of the particular Fund shall at all times be maintained with the Fund's custodian. (The Sub-Investment Advisory Agreement with KCM with respect to Asia Fund additionally specifically clarifies that (a) dividends, interest, distributions and bonus and scrip issues with respect to the securities of Asia Fund will be collected by the Fund's custodian and (b) Ernst and the Trustees will notify KCM as soon as practicable if the total assets of Asia Fund decrease to less than one million Singapore dollars or the equivalent in another currency.)

    Each Sub-Investment Advisory Agreement provides for an initial two-year term, and each Sub-Investment Advisory Agreement will continue with respect to the particular Fund provided it is approved at least annually by a majority of the Fund's disinterested Trustees and by either a majority of the full Board of Trustees or a majority of the particular Fund's outstanding shares (as defined in the 1940 Act). Each Sub-Investment Advisory Agreement may be terminated as to the particular Fund at any time without penalty on sixty days' written notice by the Sub-Adviser, by vote of the Trustees or a majority of the Fund's shares, or by Ernst. Each Sub-Investment Advisory Agreement will terminate immediately in the event of its assignment.

    The current Sub-Investment Advisory Agreements were approved by the Trustees as to Asia Fund and Resources Fund on October 27, 1995, and as to Allocation Fund, on February 5, 1996. Each was approved by the sole shareholders of Asia Fund and Resources Fund on August 17, 1995 and by the sole shareholder of Allocation Fund on November 16, 1995. The current Sub-Investment Advisory Agreements for Asia Fund and Resources Fund were last reapproved by the Trustees at a meeting held February 28, 1997, and the Sub-Investment Advisory Agreement for Allocation was last reapproved at a meeting held November 13, 1997. The following table indicates fees for the fiscal year ended March 31, 1997, earned by each Sub-Adviser for each Fund (which fees are paid by Ernst) and the amounts of these fees that were waived or assumed by the particular Sub-Adviser.


 FUND                         FEES EARNED                FEES WAIVED/ASSUMED
 Asia Fund (KCM)              $36,341                    $32,302
 Resources Fund (NMFM)        $9,918                     $7,152
 Allocation Fund (2) (NMFM)   $27,922                    $27,922

    THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF ASIA FUND, RESOURCES FUND AND ALLOCATION FUND, RESPECTIVELY, VOTE FOR PROPOSALS 2a, 2b AND 2c, RESPECTIVELY.


                                  OTHER INFORMATION

PRINCIPAL OFFICERS AND DIRECTORS OR PARTNERS OF ERNST AND THE SUB-ADVISERS

    The name and principal occupation of the principal executive officers and directors or principal partners of Ernst, KCM and NMFM are as indicated in the following table

ERNST

NAME                             PRINCIPAL OCCUPATION
William P. Behrens               Director and Chief Executive Officer, Ernst
Daniel Cristofano                Director and Chief Operating Officer, Ernst
Robert Bonelli                   Director and Chief Financial Officer, Ernst
Lionel C. Bandler                Director and Corporate Secretary, Ernst
Alexander Wohlgemuth             Director and Vice Chairman, Ernst
Robert M. Arias                  Director and Executive Vice President, Ernst
Gery Sperling                    Director and Executive Vice President, Ernst


-----------------
(2)  Commencement of operations, July 2, 1996.

G. Thomas Andes         Director, Ernst; Chief Executive Officer,
                        Magna Group, Inc. (1401 S. Brentwood
                        Boulevard, St. Louis, MO 63144)

William C. Stafford     Director, Ernst (525 Cabin Grove Lane,
                        St. Louis MO 63141)

J. William Burdett      Director, Ernst; Chairman, Burdett
                        Buckeridge & Young Ltd. (525 Collins
                        Street, Melbourne, Australia 3000)


    Unless otherwise noted, the address of each Ernst Director is One Battery Park Plaza, new York, NY 10004.

KCM
NAME                       PRINCIPAL OCCUPATION
J. William Burdett         Director, KCM; Chairman, Burdett
                           Buckeridge & Young, Ltd. (525 Collins
                           St., Melbourne, Australia 3000)
GDH Hwee Cheng             Director and Secretary, KCM
Liew Geok Kee              Director, KCM
John K. Koeneman           Chairman and Managing Director, KCM
Pieter Van Wijingaarden    Director, KCM; Director NMFM

NMFM
NAME                        PRINCIPAL OCCUPATION
Geoffrey Allan Tomlinson    Chief Executive Officer, National
                            Mutual Holdings
Samuel Kavourakis           Managing Director, NMFM
Richard John Greenfield     Executive Director, Investments,
                            NMFM
Pieter van Wijngaarden      Executive Director, Operations,
                            NMFM
Brian John Pollock          Executive Director, Property and
                            Lending, NMFM
Edward D. Baker             Director, NMFM; Director Alliance
                            Capital Management (555 California
                            St., San Francisco, CA 94104)
Jean-Pierre Hellebuyck      Director, NMFM; Director, AXA Asset
                            Management (16 Avenue Matignon,
                            Paris 75008, France
Clinton Henry Starr         Executive Director, Marketing and
                            Sales, NMFM
Lindsay Robert Mann         Managing Director, NMFM (Asia) Ltd.
                            (3708 One Pacific Place, 88
                            Queensway, Hong Kong)

Yoicho Suzuki               Managing Director, NMFM (Japan) Ltd.
                            (1-3-4 Atago Minato-ku, Tokyo 105,
                            Japan)
Michael Bargholz            Managing Director, NMFM (New Zealand)
                            Ltd. (80 The Terrace, Wellington, New
                            Zealand 6001)

    Unless otherwise indicated, the address of each director of NMFM is 447 Collins Street, Melbourne, Australia 3000.

ADMINISTRATOR AND DISTRIBUTOR

    The Funds' administrator and distributor is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

    As of December 8, 1997, the following persons beneficially owned 5% or more of the shares of the Funds:

                                                                  PERCENTAGE OF
                                           NUMBER OF               OUTSTANDING
    ASIA FUND                               SHARES                   SHARES
                                          -----------              -----------

    National Mutual Life  Association     523,244.997                86.951%
         of Australia Ltd.
    525 Collins Street
    Melbourne, Australia  3000

    GLOBAL RESOURCES FUND
    National Mutual Life Association      972,579.858                92.609
         of Australia Ltd.
    525 Collins Street
    Melbourne, Australia  3000

    GLOBAL ASSET ALLOCATION FUND
    National Mutual Life Association      503,514.774                84.387
         of Australia Ltd.
    525 Collins Street
    Melbourne, Australia  3000


    Ownership of Fund shares by the Trustees and officers is, in the aggregate, less than 1% of the outstanding shares of each Fund.

SHAREHOLDER PROPOSALS

    Shareholders who wish to submit proposals to be included in a Proxy Statement for any subsequent meeting of shareholders should send the proposals in writing to: The Ernst World Funds, 3435 Stelzer Road, Columbus, Ohio 34219 within a reasonable period of time prior to the date on which proxies are solicited for that meeting. Timely submission of a proposal does not assure that it will be included.

OTHER BUSINESS

    The Trustees are not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. In the event that any such other matters should be brought before the Meeting, each executed proxy will be deemed to authorize the persons named as proxies in the accompanying form of proxy to vote on such matters in accordance with their best judgment in the interest of each Fund.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             By Order of the Board of Trustees


                             George L. Stevens
                             SECRETARY

                                                                     EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT



    AGREEMENT made this ____ day of _________, 1998, between THE COVENTRY GROUP (the "Trust"), a Massachusetts business trust having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, and ERNST & COMPANY, a Delaware corporation (the "Investment Adviser"), having its principal place of business at One Battery Park Plaza, New York, New York 10004.

    WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (individually referred to herein as a "Fund" and collectively referred to herein as the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1 . APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

    (a) the Trust's Declaration of Trust, dated January 8, 1992, and filed with the Secretary of State of Massachusetts on January 8, 1992, and any and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

    (b)  the Trust's By-Laws and any amendments thereto;

    (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

    (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "Commission") on January 8, 1992, and all amendments thereto;

    (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the Commission and all amendments thereto; and

    (f) the most recent prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. MANAGEMENT; USE OF SUBADVISERS. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Subject to appropriate Board of Trustees and shareholder approval, the Investment Adviser may enter into a contractual relationship with one or more subadvisers (each a "Subadviser", collectively the "Subadvisers") concerning the provision of investment management services contemplated hereunder; provided, however, that the Investment Adviser shall not be relieved of its obligations under this Agreement by the appointment of a Subadviser and shall pay the fees of the Subadviser, and, provided further, that the Investment Adviser shall be responsible, to the extent provided in Section 3(a) and Section 8 hereof, for all acts of any such Subadviser as if such acts were its own. In each contract that the Investment Adviser enters into with a Subadviser, the Investment Adviser shall review the activities of each Subadviser for purposes of ensuring compliance with each of the representations and warranties contained herein. A Subadviser, subject to the review of the Adviser, may determine from time to time the securities and other investments to be purchased, retained or sold by the Funds. The Investment Adviser and each Subadviser will provide the services under this Agreement in accordance with each respective Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Adviser further agrees that it:

    (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities.

    (b) will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

    (c) will place or cause to be placed orders for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to BISYS Fund Services, the Investment Adviser, any Subadviser or any affiliated person of the Trust, BISYS Fund Services, any Subadviser or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

    (d) will maintain or cause to be maintained all books and records with respect to the securities transactions of the Funds and will furnish the Trusts Board of Trustees with such periodic and special reports as the Board may request; and

    (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligation of each Fund to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in such Fund. The fee attributable to each Fund shall be the obligation of that Fund and not of any other Fund.

8. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until ____________, 2000. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive one-year terms, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this

    Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

10. INVESTMENT ADVISER'S REPRESENTATIONS. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12. GOVERNING LAW. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

13. MISCELLANEOUS. The names "The Coventry Group" and "Trustees of The Coventry Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                             THE COVENTRY GROUP


                        By:
                             -----------------------------------------

                        Name:
                               ----------------------------------------

                        Title:
                               ----------------------------------------


                             ERNST & COMPANY

                        By:
                               ----------------------------------------

                        Name:
                               ----------------------------------------

                        Title:
                               ----------------------------------------

                                      Schedule A
                                        to the
                            Investment Advisory Agreement
                            between The Coventry Group and
                                   Ernst & Company




 Name of Fund                               Compensation
 ------------                               ------------

 Ernst Asia Fund                            Annual rate of 1.00% of the average
 (Effective __________, 1998)               daily net assets of the Fund

 Ernst Global Resources Fund                Annual are of 1.00% of the average
 (Effective __________, 1998)               daily net assets of the Fund

 Ernst Global Asset Allocation Fund         Annual rate of 1.10% of the average
 (Effective __________, 1998)               daily net assets of the Fund

 Ernst Global Smaller Companies Fund        Annual rate of 1.10% of the average
 (Effective __________, 1998)               daily net assets of the Fund

 Ernst Australia-New Zealand Fixed Income   Annual rate of .60% of the average
 Fund                                       daily net assets of the Fund
 (Effective __________, 1998)





-----------------
    All fees are computed daily and payable monthly.

                                                                       EXHIBIT B
                                SUB-ADVISORY AGREEMENT

         AGREEMENT made this ____ day of ___________, 1998, between Ernst & Company (the "Adviser"), and Koeneman Capital Management Pte Ltd (the "Sub-Adviser").

         WHEREAS, The Coventry Group (the "Trust") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Ernst Asia Fund (the "Fund") is a separate investment series of the Trust; and

         WHEREAS, the Adviser has been appointed investment adviser to the Fund; and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

         WHEREAS, the Adviser and the Sub-Adviser are each duly registered with the Securities and Exchange Commission as investment advisers and their respective registrations are current and in good order; and

         WHEREAS, the Board of Trustees of the Trust and the Fund's shareholders have approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as subadviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. SUB-ADVISORY SERVICES. Subject to the supervision of the Trust's Board of Trustees, the Sub-Adviser shall assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser may, subject to the Adviser's review, determine the securities and investments to be purchased, sold or retained by the Fund, and the Sub-Adviser may place orders directly with the issuer or any broker or dealer for such securities and investments. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and Statement of Additional Information and resolutions of the Trust's Board of Trustees applicable to the Fund.

         Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it:

         (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         (b) will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

         (c) will place or cause to be placed orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to BISYS Fund Services, the Investment Adviser, the Sub-Adviser or any affiliated person of the Trust, BISYS Fund Services, the Sub-Adviser or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

         (d) will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish the Trust's Board of Trustees with such periodic and special reports as the Board may request; and

         (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld. Such prior written approval will not be required when the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         In addition, with respect to the services of the Sub-Adviser as intended under the terms of this Agreement, the parties further agree as follows:

         (f) the Adviser shall not, and shall procure that its officers, employees and agents shall not, without the prior consent in writing of the Sub-Adviser and except to the extent necessary to perform its duties and obligations hereunder, either directly or indirectly, make a record of, or divulge or communicate to any person, any information that is or was acquired by it by reason of this appointment or make use of any such information for any purpose other than is necessary for the performance of its duties and obligations hereunder;

         (g) all transactions authorized by this agreement shall be carried out through the Fund's Custodian, Mitsubishi Global Custody (the "Custodian"), under an account designated 01622. The Sub-Adviser is authorized to give instructions to the Custodian with respect to all investment decisions including the exercise of any rights arising out of the investments in and regarding the Fund. The Sub-Adviser is also authorized to give copies of all instructions sent to the Custodian to the Fund's Administrator, BYSIS Fund Services;

         (h) the Adviser may at any time at its own risk give instructions to the Sub-Adviser regarding the investment of the assets of the Fund and the Sub-Adviser shall in no circumstances have any responsibility in respect of any actions taken in accordance with instructions given by the Adviser;

         (i) all transactions by the Sub-Adviser with any broker, dealer or issuer for the Fund shall be subject to the rules and regulations, customs and usages as from time to time in force of the exchange or market where the transactions are executed.

         3. SERVICES NOT EXCLUSIVE. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions, taxes, stamp duties, registration charges and other transaction charges, if any) purchased or sold for the Fund.

         6. COMPENSATION. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee from the Adviser, computed daily and payable monthly, calculated at the annual rate of 0.60% of the Fund's average daily net assets.

         7. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         8. DURATION AND TERMINATION. Unless sooner terminated, this Agreement shall continue until ____________, 2000, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, the Sub-Adviser or by the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         9. SUB-ADVISER'S REPRESENTATIONS. The Sub-Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

         10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         11. GOVERNING LAW. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

         12. ASSET SIZE OF THE FUND. The Adviser and the Trustees of the Trust shall inform the Sub-Adviser as soon as practicable if the total net assets of the Fund decrease to less than one million Singapore dollars or its equivalent in foreign currencies in value.

         13.  POSSESSION OF FUND ASSETS.

                   (a) The Sub-Adviser shall not act as custodian of the Fund and shall at no time receive, retain or physically control any cash, securities, or other assets forming any part of the Fund, it being intended that the responsibility for the safekeeping hereof, and the consummation of the sales, purchases, deliveries and investments made pursuant to the Sub-Adviser's direction shall rest upon the Custodian, as the Fund's agent.

                   (b) All dividends, interest, distributions and all bonus and scrips issues with respect to the securities held by the Custodian will be collected by the Custodian and the Sub-Advisor shall have no responsibility therefor.

         14. MISCELLANEOUS. The names The Coventry Group and "Trustees of the Coventry Group" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            ERNST & COMPANY

                                            By:
                                                ----------------------------

                                            Name:
                                                ----------------------------

                                            Title:
                                                ----------------------------

                                            KOENEMAN CAPITAL MANAGEMENT
                                              PTE LTD.

                                            By:
                                                ----------------------------

                                            Name:
                                                ----------------------------

                                            Title:
                                                ----------------------------

                                                                   EXHIBIT C
                                SUB-ADVISORY AGREEMENT

         AGREEMENT made this ____ day of _________, 1998, between Ernst & Company (the "Adviser"), and National Mutual Funds Management (Global), Ltd. (the "Sub-Adviser").

         WHEREAS, The Coventry Group (the "Trust") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Ernst Global Resources Fund (the "Fund") is a separate investment series of the Trust; and

         WHEREAS, the Adviser has been appointed investment adviser to the Fund; and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

         WHEREAS, the Board of Trustees of the Trust and the Fund's shareholders have approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. SUB-ADVISORY SERVICES. Subject to the supervision of the Trust's Board of Trustees, the Sub-Adviser shall assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser may, subject to the Adviser's review, determine the securities and investments to be purchased, sold or retained by the Fund, and the Sub-Adviser may place orders directly with the issuer or any broker or dealer for such securities and investments. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and Statement of Additional Information, which shall be forwarded to the Sub-Adviser by the Adviser from time to time, and resolutions of the Trust's Board of Trustees applicable to the Fund provided those resolutions are communicated to the Sub-Adviser and a reasonable amount of time is provided in order for it to comply.

         Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it:

         (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         (b) will conform with all applicable Rules and Regulations of the Commission under the 1940 Act applicable to sub-advisers and to registered investment companies and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

         (c) will place or cause to be placed orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to BISYS Fund Services, the Investment Adviser, the Sub-Adviser or any affiliated person of the Trust, BISYS Fund Services, the Sub-Adviser or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

         (d) will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish the Trust's Board of Trustees with such periodic and special reports as the Board may request; and

         (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         3. SERVICES NOT EXCLUSIVE. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

         6. COMPENSATION. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee from the Adviser, computed daily and payable monthly, calculated at the annual rate of 0.60% of the Fund's average daily net assets. Such fee shall be payable in Australian dollars and shall be delivered to the Sub-Adviser at its principal place of business (or to a specified bank account) promptly after the end of each month.

         7. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing herein shall in any way constitute a waiver or limitation of any rights that the Trust, the Fund or the Adviser may have under the United States federal or State securities laws, which may impose liability on persons who act in good faith.

         8. DURATION AND TERMINATION. Unless sooner terminated, this Agreement shall continue until __________, 2000, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, the Sub-Adviser or by the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         10. GOVERNING LAW. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

         11. POSSESSION OF FUND ASSETS. At all times the assets of the Fund (consisting of all cash, securities and other instruments held by the Fund) shall remain exclusively under the management and control of the Fund's custodian. At no time will the Sub-Adviser have custody or possession of any such assets of the Fund.

         12. MISCELLANEOUS. The names The Coventry Group and "Trustees of the Coventry Group" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                            ERNST & COMPANY

                                            By:
                                                ----------------------------

                                            Name:
                                                  --------------------------

                                            Title:
                                                    ------------------------


                                            NATIONAL MUTUAL FUNDS
                                             MANAGEMENT
                                              (GLOBAL), LTD.
                                            By:
                                                ----------------------------

                                            Name:
                                                ----------------------------

                                            Title:
                                                ----------------------------

                                                                       EXHIBIT D

                                SUB-ADVISORY AGREEMENT

         AGREEMENT made this ____ day of _________, 1998, between Ernst & Company (the "Adviser"), and National Mutual Funds Management (Global), Ltd. (the "Sub-Adviser").

         WHEREAS, The Coventry Group (the "Trust") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Ernst Global Asset Allocation Fund (the "Fund") is a separate investment series of the Trust; and

         WHEREAS, the Adviser has been appointed investment adviser to the Fund; and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

         WHEREAS, the Board of Trustees of the Trust and the Fund's shareholders have approved this Agreement, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. SUB-ADVISORY SERVICES. Subject to the supervision of the Trust's Board of Trustees, the Sub-Adviser shall assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser may, subject to the Adviser's review, determine the securities and investments to be purchased, sold or retained by the Fund, and the Sub-Adviser may place orders directly with the issuer or any broker or dealer for such securities and investments. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and Statement of Additional Information, which shall be forwarded to the Sub-Adviser by the Adviser from time to time, and resolutions of the Trust's Board of Trustees applicable to the Fund provided those resolutions are communicated to the Sub-Adviser and a reasonable amount of time is provided in order for it to comply.

         Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it:

         (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         (b) will conform with all applicable Rules and Regulations of the Commission under the 1940 Act applicable to sub-advisers and to registered investment companies and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

         (c) will place or cause to be placed orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to BISYS Fund Services, the Investment Adviser, the Sub-Adviser or any affiliated person of the Trust, BISYS Fund Services, the Sub-Adviser or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

         (d) will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish the Trust's Board of Trustees with such periodic and special reports as the Board may request; and

         (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         3. SERVICES NOT EXCLUSIVE. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

         6. COMPENSATION. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee from the Adviser, computed daily and payable monthly, calculated at the annual rate of 0.70% of the Fund's average daily net assets. Such fee shall be payable in Australian dollars and shall be delivered to the Sub-Adviser at its principal place of business (or to a specified bank account) promptly after the end of each month.

         7. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing herein shall in any way constitute a waiver or limitation of any rights that the Trust, the Fund or the Adviser may have under the United States federal or State securities laws, which may impose liability on persons who act in good faith.

         8. DURATION AND TERMINATION. Unless sooner terminated, this Agreement shall continue until __________, 2000, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, the Sub-Adviser or by the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         10. GOVERNING LAW. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

         11. POSSESSION OF FUND ASSETS. At all times the assets of the Fund (consisting of all cash, securities and other instruments held by the Fund) shall remain exclusively under the management and control of the Fund's custodian. At no time will the Sub-Adviser have custody or possession of any such assets of the Fund.

         12. MISCELLANEOUS. The names The Coventry Group and "Trustees of the Coventry Group" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 8, 1992, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                            ERNST & COMPANY

                                            By:
                                                ----------------------------

                                            Name:
                                                ----------------------------

                                            Title:
                                                   -------------------------

                                            NATIONAL MUTUAL FUNDS
                                            MANAGEMENT
                                              (GLOBAL), LTD.

                                            By:
                                                ----------------------------

                                            Name:
                                                   -------------------------

                                            Title:
                                                    -------------------------

                                 ERNST ASIA FUND
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COVENTRY GROUP

                         SPECIAL MEETING OF SHAREHOLDERS
                    JANUARY 14, 1998, 9:00 A.M. EASTERN TIME

The undersigned hereby revokes all previous proxies for his or her shares and appoints Walter B. Grimm and J. David Huber, with power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of Ernst Asia Fund held of record by the undersigned on December 5, 1997, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 9:00 a.m. Eastern Time on January 14, 1998 at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

                         Please sign exactly as your name or names appear below.
                       Where shares are held by joint tenants, both should sign.
                      If signing as attorney, executor, trustee, or in any other representative capacity, or as a corporate officer, please give full title.  Please date the proxy.


                                      ------------------------------------------
                                                                       Signature


                                      ------------------------------------------
                                                     Signature (if held jointly)


                                      ------------------------------------------
                                                                            Date

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of Ernst Asia Fund, will be cast FOR Proposal 1 and FOR Proposal 2a. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation of proxies, the undersigned hereby authorizes the Proxies to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 19, 1997.

1. Approval of new Investment Advisory Agreement between The Coventry Group and Ernst & Company

     FOR                      AGAINST                       ABSTAIN
          ----------                    ----------                    ----------

2a. Approval of new Sub-Investment Advisory Agreement between Ernst & Company and Koeneman Capital Management Pte Ltd., with respect to Ernst Asia Fund.

     FOR                      AGAINST                       ABSTAIN
          ----------                    ----------                    ----------


/ /  Check here if you plan to attend the Meeting.  _______ persons.

                           ERNST GLOBAL RESOURCES FUND
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COVENTRY GROUP

                         SPECIAL MEETING OF SHAREHOLDERS
                    JANUARY 14, 1998, 9:00 A.M. EASTERN TIME

The undersigned hereby revokes all previous proxies for his or her shares and appoints Walter B. Grimm and J. David Huber, with power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of Ernst Global Resources Fund held of record by the undersigned on December 5, 1997, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 9:00 a.m. Eastern Time on January 14, 1998 at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

                         Please sign exactly as your name or names appear below.
                       Where shares are held by joint tenants, both should sign.
                      If signing as attorney, executor, trustee, or in any other representative capacity, or as a corporate officer, please give full title.  Please date the proxy.


                                     -------------------------------------------
                                                                       Signature


                                     -------------------------------------------
                                                     Signature (if held jointly)


                                     -------------------------------------------
                                                                            Date

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of Ernst Global Resources Fund, will be cast FOR Proposal 1 and FOR Proposal 2b. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation of proxies, the undersigned hereby authorizes the Proxies to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 19, 1997.

1. Approval of new Investment Advisory Agreement between The Coventry Group and Ernst & Company

     FOR                      AGAINST                       ABSTAIN
          ----------                    ----------                    ----------

2b. Approval of new Sub-Investment Advisory Agreement between Ernst & Company and National Mutual Funds Management (Global) Ltd., with respect to Ernst Global Resources Fund.

     FOR                      AGAINST                       ABSTAIN
          ----------                    ----------                    ----------


/ /  Check here if you plan to attend the Meeting.  _______ persons.

                       ERNST GLOBAL ASSET ALLOCATION FUND
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COVENTRY GROUP

                         SPECIAL MEETING OF SHAREHOLDERS
                    JANUARY 14, 1998, 9:00 A.M. EASTERN TIME

The undersigned hereby revokes all previous proxies for his or her shares and appoints Walter B. Grimm and J. David Huber, with power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of Ernst Global Asset Allocation Fund held of record by the undersigned on December 5, 1997, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 9:00 a.m. Eastern Time on January 14, 1998 at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

                         Please sign exactly as your name or names appear below.
                       Where shares are held by joint tenants, both should sign.
                      If signing as attorney, executor, trustee, or in any other representative capacity, or as a corporate officer, please give full title.  Please date the proxy.


                                     -------------------------------------------
                                                                       Signature


                                     -------------------------------------------
                                                     Signature (if held jointly)


                                     -------------------------------------------
                                                                            Date

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of Ernst Global Asset Allocation Fund, will be cast FOR Proposal 1 and FOR Proposal 2c. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation of proxies, the undersigned hereby authorizes the Proxies to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 19, 1997.

1. Approval of new Investment Advisory Agreement between The Coventry Group and Ernst & Company

     FOR                      AGAINST                       ABSTAIN
          ----------                    ----------                    ----------


2c. Approval of new Sub-Investment Advisory Agreement between Ernst & Company and National Mutual Funds Management (Global) Ltd., with respect to Ernst Global Asset Allocation Fund.

     FOR                      AGAINST                       ABSTAIN
          ----------                    ----------                    ----------


/ /  Check here if you plan to attend the Meeting.  _______ persons.